UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                 October 6, 2003
                        (Date of earliest event reported)

                             INSTAPAY SYSTEMS, INC.
                     (Name of Small Business in its Charter)


         UTAH              Commission File No. 0-17462         87-0404991
(State of incorporation)                                (I.R.S. Employer Number)

                       98 Shoreline Way Hampton, GA 30228
                    (Address of Principal Executive Officers)

     Registrant's telephone number (770) 471-4944; Fax number (770) 471-5686

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ITEM 5. Other Events and Regulation FD Disclosure

Several shareholders who extended loans to the company over the past 12 months have voluntarily and without compensation agreed to forgive those loans, per an agreement executed October 6, 2003.

As per the company's most recent 10Q, as of the end of the 2nd quarter loan amounts totaling $161,500 were reported as notes payable. That amount, plus additional loans totaling $155,900 received in the 3rd quarter, were forgiven, for a total of $317,400. The company will account for this forgiveness as a contribution to capital.


ITEM 7. Financial Statements and Exhibits

         (c) Exhibits       Exhibit 99.1  Press Release


SIGNATURE PAGE FOLLOWS

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 6, 2003                                 INSTAPAY SYSTEMS, INC.
                                                    (Registrant)

By: /a/ Harry Hargens                           /a/ Aubrye A. Harris
    -----------------                           --------------------
        Harry Hargens                               Aubrye A. Harris
        President/ CEO/Director                     Director

    /a/ Frank De Santis                         /a/ Song Liping
    -----------------                           --------------------
        Frank De Santis                             Song Liping
        Director                                    Director

    /a/ R. B. Harris                            /a/  Greg Lewis
    -----------------                           --------------------
        R.B. Harris                                  Greg Lewis
        Director                                     Director